CONTINGENCIES	12 Months Ended
Dec. 31, 2022
CONTINGENCIES
CONTINGENCIES

18. CONTINGENCIES

As of December 31, 2022, there are no claims, lawsuits, investigations and proceedings, including un-asserted claims that are probable to be assessed, that have in the recent past had, or to the Group’s knowledge, are reasonably possible to have, a material change on the Group’s financial position results of operations or cash flow.

From time to time, the Group is involved in various other legal and regulatory proceedings arising in the normal course of business. While the Group cannot predict the occurrence or outcome of these proceedings with certainty, it does not believe that an adverse result in any pending legal or regulatory proceeding, individually or in the aggregate, would be material to the Group’s consolidated financial condition or cash flows; however, an unfavorable outcome could have a material adverse effect on the Group’s results of operations.